Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income taxes
Note 13 — Income taxes
The following table summarizes the components of the provision for income taxes from continuing operations:

	2010	2009	2008
	(Dollars in thousands)
Current:
Federal	$(15,802)	$(9,516)	$53,026
State	3,075	247	3,792
Foreign	38,645	41,190	46,707
Deferred:
Federal	(356)	11,779	(58,613)
State	(2,490)	(6,393)	(1,349)
Foreign	2,153	3,376	(9,818)

	$25,225	$40,683	$33,745

In 2009, the Company sold its interest in Airfoil Technologies International Singapore and several related entities and sold several entities in its Power Systems division. These businesses had income before taxes for 2008 of $75.3 million, which are reported as part of discontinued operations. The company recorded a gain on the sale of these businesses of $272.3 million along with related taxes on the gain of $102.9 million. The gain and related taxes are reported as discontinued operations.
At December 31, 2010, the cumulative unremitted earnings of other subsidiaries outside the United States, considered permanently reinvested, for which no income or withholding taxes have been provided, approximated $550.7 million. Such earnings are expected to be reinvested indefinitely and, as a result, no deferred tax liability has been recognized with regard to the remittance of such earnings. It is not practicable to estimate the income tax liability that might be incurred if such earnings were remitted to the United States.
The following table summarizes the U.S. and non-U.S. components of income from continuing operations before taxes:

	2010	2009	2008
	(Dollars in thousands)
United States	$(7,745)	$31,221	$1,889
Other	138,128	146,054	105,233

	$130,383	$177,275	$107,122

Reconciliations between the statutory federal income tax rate and the effective income tax rate are as follows:

	2010	2009	2008
Federal statutory rate	35.00%	35.00%	35.00%
Foreign tax rate differential	(3.77)%	(3.70)%	1.18%
Non-deductible goodwill	—	1.32%	—
State taxes net of federal benefit	(2.68)%	(3.16)%	(3.22)%
Uncertain tax contingencies	(2.67)%	(3.89)%	5.91%
Valuation allowance	0.97%	0.70%	4.85%
Canadian financing benefit	(5.24)%	(3.48)%	(6.21)%
Other, net	(2.26)%	0.16%	(6.01)%

	19.35%	22.95%	31.50%

The Company and its subsidiaries are routinely subject to examinations by various taxing authorities. In conjunction with these examinations and as a regular and routine practice, the Company establishes and/or adjusts reserves with respect to its uncertain tax positions as developments merit. We realized a benefit of approximately $3.4 million as a result of reducing our reserves with respect to uncertain tax positions. This change was driven principally by the fact that we (i) reduced our US tax reserves as a result of the conclusion of audits of certain US tax returns and because the applicable Statute of Limitations with respect to certain other US returns expired, and (ii) increased our reserves as the result of developments in the ongoing tax examinations in the Czech Republic and Germany.
During the third quarter of 2010, we determined that an out-of-period adjustment associated with tax returns filed and tax audit conclusions was required which reduced income tax expense by approximately $5.7 million. Management has determined that this was not material on a quantitative or qualitative basis to the prior period financial statements.
During the fourth quarter of 2009, we determined that an out-of-period adjustment was required to correct our financial statement tax related balance sheet accounts. Correction of this error decreased deferred tax liabilities and our taxes payable by approximately $3.2 million and reduced income tax expense approximately $3.2 million. Based on our analysis, we concluded that this matter was not material on a quantitative or qualitative basis to the prior period financial statements.
Significant components of the deferred tax assets and liabilities at year end were as follows:

	2010	2009
	(Dollars in thousands)
Deferred tax assets:
Tax loss carryforwards	$54,824	$59,081
Accrued employee benefits	10,004	5,738
Tax credit carryforwards	6,454	13,259
Pension	45,680	54,494
Inventories	15,332	4,870
Bad debts	163	3,123
Reserves and accruals	18,382	15,204
Foreign exchange	11,981	593
Other	—	298
Less: valuation allowances	(49,522)	(49,243)

Total deferred tax assets	113,298	107,417

Deferred tax liabilities:
Fixed assets	30,741	34,369
Intangibles — stock acquisitions	312,174	312,661
Other	7,911	—
Unremitted foreign earnings	98,057	100,964

Total deferred tax liabilities	448,883	447,994

Net deferred tax liability	$(335,585)	$(340,577)

Under the tax laws of various jurisdictions in which the Company operates, deductions or credits that cannot be fully utilized for tax purposes during the current year may be carried forward, subject to statutory limitations, to reduce taxable income or taxes payable in a future tax year. At December 31, 2010, the tax effect of such carry forwards approximated $61.5 million. Of this amount, $10.8 million has no expiration date, $2.1 million expires after 2010 but before the end of 2015 and $48.6 million expires after 2015. A substantial amount of these carry forwards consist of tax losses which were acquired in an acquisition by the Company in 2004. Therefore, the utilization of these tax attributes is subject to an annual limitation imposed by Section 382 of the Internal Revenue Code, which limits a company’s ability to deduct prior net operating losses following a more than 50 percent change in ownership. It is not expected that this annual limitation will prevent the Company from utilizing its carry forwards. The determination of state net operating loss carry forwards is dependent upon the U.S. subsidiaries’ taxable income or loss, apportionment percentages and other respective state laws, which can change from year to year and impact the amount of such carry forward.
The valuation allowance for deferred tax assets of $49.5 million and $49.2 million at December 31, 2010 and December 31, 2009, respectively, relates principally to the uncertainty of the utilization of certain deferred tax assets, primarily tax loss and credit carry forwards in various jurisdictions. The valuation allowance was calculated in accordance with accounting standards, which requires that a valuation allowance be established and maintained when it is “more likely than not” that all or a portion of deferred tax assets will not be realized.
Uncertain Tax Positions: A reconciliation of the beginning and ending balances for liabilities associated with unrecognized tax benefits is as follows:

	2010	2009	2008
	(Dollars in thousands)
Balance at January 1	$113,232	$114,667	$100,415
Increase in unrecognized tax benefits related to prior years	6,226	7,371	19,255
Decrease in unrecognized tax benefits related to prior years	(10,887)	(15,346)	(3,384)
Unrecognized tax benefits related to the current year	1,956	12,348	9,746
Reductions in unrecognized tax benefits due to settlements	(2,011)	(1,314)	(3,113)
Reductions in unrecognized tax benefits due to lapse of applicable statute of limitations	(16,209)	(5,645)	(5,113)
Increase (decrease) in unrecognized tax benefits due to foreign currency translation	(3,026)	1,151	(3,139)

Balance at December 31	$89,281	$113,232	$114,667

The total liabilities associated with the unrecognized tax benefits that, if recognized would impact the effective tax rate were $62.5 million and $72.2 million at December 31, 2010 and December 31, 2009, respectively.
The Company accrues interest and penalties associated with unrecognized tax benefits in income tax expense in the consolidated statements of operations, and the corresponding liability is included in the consolidated balance sheets. The interest (benefit) expense (net of related tax benefits where applicable) and penalties reflected in income from continuing operations for the year ended December 31, 2010 was $(1.8) million and $2.4 million, respectively, (($0.4) million and $0.5 million, respectively, for the year ended December 31, 2009 and $3.0 million and $1.1 million, respectively, for the year ended December 31, 2008). The corresponding liabilities in the consolidated balance sheets for interest and penalties were $11.9 million and $8.5 million respectively at December 31, 2010 ($14.9 million and $6.7 million, respectively at December 31, 2009).
The taxable years that remain subject to examination by major tax jurisdictions are as follows:

	Beginning	Ending
United States	2006	2010
Canada	2003	2010
Czech Republic	2001	2010
France	2008	2010
Germany	2003	2010
Italy	2006	2010
Malaysia	2007	2010
Singapore	2004	2010
Sweden	2005	2010
United Kingdom	2009	2010
The Company and its subsidiaries are routinely subject to income tax examinations by various taxing authorities. As of December 31, 2010, the most significant tax examinations in process are in the jurisdictions of the United States, Canada, Czech Republic and Germany. It is uncertain as to when these examinations may be concluded and the ultimate outcome of such examinations. As a result of the uncertain outcome of these ongoing examinations, future examinations, or the expiration of statutes of limitation for certain jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken could materially change from those recorded as liabilities at December 31, 2010. Due to the potential for resolution of certain foreign and U.S. examinations, and the expiration of various statutes of limitation, it is reasonably possible that the Company’s unrecognized tax benefits may change within the next twelve months by a range of zero to $19 million.